UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2020

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Totten Pond Road, Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market
Series A Participating Preferred Stock Purchase Rights	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Due to the outbreak of coronavirus disease 2019 (“COVID-19”), SeaChange International, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the fiscal year ended January 31, 2020 (the “Annual Report”), originally due on April 15, 2020, relying on an order issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”) regarding exemptions granted to certain public companies.

The Company’s operations and business have been challenged due to the conditions and travel restrictions surrounding the COVID-19 pandemic spreading throughout the United States. These challenges have resulted in limited access to the Company’s facilities and have interfered with management’s ability to work with its independent accountants, professional advisors and support staff in order to complete the Company’s Annual Report. Management is therefore currently unable to prepare and review the Annual Report by April 15, 2020.

As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of the Annual Report. The Company will file the Annual Report by no later than June 1, 2020, 45 days after its original due date.

In light of the COVID-19 pandemic, the Company will be including the following Risk Factor in the Annual Report:

The recent COVID-19 outbreak may adversely affect our revenues, results of operations and financial condition.

The U.S. and other countries are experiencing outbreaks of COVID-19, which is continuing to spread to other countries, including countries in which we, our customers and our suppliers do business. Governments in affected regions have implemented and may continue to implement safety precautions, including quarantines, travel restrictions, business closures, cancellations of public gatherings and other measures. Other organizations and individuals are taking additional steps to avoid or reduce infection, including limiting travel and staying home from work. These measures are disrupting normal business operations both in and outside of affected areas. We continue to monitor our operations and government recommendations and have made appropriate modifications to our operations because of COVID-19, including substantial modifications to employee travel, employee work locations, virtualization or cancellation of customer and employee events, and remote sales, implementation, and support activities, among other modifications. These decisions may delay or reduce sales and harm productivity and collaboration. The cancellation of major industry events in the region reduces our ability to meet with existing and potential new customers. Our customers’ businesses could be distupted or they could seek to limit spending, either of which could foreclose future business opportunities, could negatively impact the willingness of our customers to enter into or renew contracts with us and ultimately could adversely affect our revenues. The pandemic has impacted our ability to complete certain implementations, negatively impacting our ability to recognize revenue, and could also negatively impact the payment of accounts receivable and collections. Although we are unable to predict the precise impact of COVID-19 on our business, our mobile communications business in particular depends to a large extent on travel and the willingness of customers to enter into or renew contracts with us. We anticipate that, unless the outbreak is swiftly contained, governmental, individual, business and other organizational measures to limit the spread of the virus will adversely affect our revenues, results of operations and financial condition, perhaps materially. This or any other outbreak and any additional preventative or protective actions that may be taken in response to this or any other global health threat or pandemic may result in additional business and/or operational disruption.

Additionally, global economic disruptions like COVID-19 could negatively impact our supply chain and cause delays in the delivery of raw materials, components and other supplies that we need to conduct our operations. We may be unable to locate replacement materials, components or other supplies, and ongoing delays could reduce sales and adversely affect our revenues and results of operations. The extent to which COVID-19 will impact our business will depend on many factors beyond our control, including the speed of contagion, the development and implementation of effective preventative measures and possible treatments, the scope of governmental and other restrictions on travel and other activity, and public reactions to these factors.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the Company’s future financial or business performance or strategies, results of operations or financial condition. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. In addition to those risks described from time to time in the Company’s filings with the SEC and other similar risks, the forward-looking statements in this Form 8-K are subject to the uncertainties regarding the duration, spread and effects of COVID-19, and its economic, financial and market consequences generally and on the Company’s business in particular. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Michael D. Prinn
Michael D. Prinn
Dated: April 15, 2020		Chief Financial Officer, Senior Vice President and Treasurer